UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Parsons Corporation
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 21, 2020. Meeting Information Meeting Type: Annual Meeting For holders as of: February 21, 2020 Date: April 21, 2020 Time: 8:00 AM EDT Location: PARSONS CORPORATION Hilton McLean Tysons Corner 7290 Jones Branch Drive McLean, Virginia 22102 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/PSN2020. The Company reserves the right to cancel the in-person option and conduct the annual meeting exclusively via Internet. PARSONS CORPORATION 5875 TRINITY PARKWAY, SUITE 300 CENTREVILLE, VA 20120 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E99315-P32117 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods E99316-P32117 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/PSN2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items Nominees: 01) Letitia A. Long 02) James McGovern 03) Harry T. McMahon 2. Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for fiscal year 2020. 4. To recommend, by non-binding vote, the frequency of executive compensation votes. 3. To approve, by non-binding advisory vote, the 5. To approve the Employee Stock Purchase Plan. compensation program for the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis of the proxy statement. 1. Election of Directors The Board of Directors recommends you vote 1 year on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote “FOR” proposals 2 and 3. The Board of Directors recommends you vote “FOR” the following: The Board of Directors recommends you vote “FOR” the following proposal: E99317-P32117

E99318-P32117